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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of Earliest Event Reported): APRIL 26, 1999


                              ARDENT SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                    (State of incorporation or organization)


         0-20059                                                 04-2818132
(Commission File Number)                                      (I.R.S. Employer
                                                            Identification No.)


                  50 WASHINGTON STREET, WESTBORO, MA 01581-1021
               (Address of Principal Executive Office) (Zip Code)


       Registrant's telephone number, including area code: (508) 366-3888





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ITEM 2.  Acquisition or Disposition of Assets.

         In connection with the Agreement and Plan of Merger and Reorganization, dated as of November 19, 1998, among Ardent Software, Inc., a Delaware corporation (the "Company"), Aquarius Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the Company ("Sub"), and Prism Solutions, Inc., a Delaware corporation ("Prism"), the stockholders of Prism approved the merger and Sub was merged with and into Prism, with Prism remaining as the surviving corporation and a wholly-owned subsidiary of Ardent, on substantially the terms that were disclosed in Amendment No. 2 to the Company's registration statement on Form S-4 (No. 333-73267) that became effective on April 2, 1999.


ITEM 7.  Financial Statements and Pro Forma Financial Information.

         No audited financial statements or pro forma financial information is provided herewith as the Company has "previously reported" (as defined by Rule 12b-2) the same information required by Form 8-K Item 7(a) financial statements and Item 7(b) pro forma financial information in Amendment No. 2 to its registration statement on Form S-4 (No. 333-73267) that became effective on April 2, 1999.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARDENT SOFTWARE, INC.



Date:  April 27, 1999                   By: /s/ Peter Gyenes
                                            -----------------------------------
                                            Peter Gyenes
                                            Chief Executive Officer, President
                                            and Chairman of the Board